Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 27, 2021, by and among Bowlero Corp., a Delaware corporation (“Parent”), Bowl America Incorporated, a Maryland corporation (the “Company”), and the stockholder of the Company named on the signature page hereto (the “Stockholder”).

WHEREAS, concurrently with the execution of this Agreement, the Company, Parent and Potomac Merger Sub, Inc., a Maryland corporation and a direct, wholly owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended or restated from time to time, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of Class A common stock, par value $0.10 per share, of the Company (the “Class A Common Stock”), and/or each outstanding share of Class B common stock, par value $0.10 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement), subject to, and in accordance with, the terms and conditions of the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the holder of the number of shares of Class A Common Stock and/or Class B Common Stock set forth on Exhibit A hereto (such shares of Class A Common Stock and/or Class B Common Stock set forth on Exhibit A, the “Shares”);

WHEREAS, the consummation of the Merger is conditioned on, among other things, receipt of the Requisite Stockholder Approval;

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein; and

WHEREAS, the Board of Directors of the Company has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, understanding that the execution and delivery of this Agreement by the Stockholder is a material inducement and condition to Parent’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
GENERAL

Section 1.01    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement in effect on the date hereof. The following capitalized terms, as used in this Agreement, shall have the following meanings:

“Articles of Incorporation” means the Articles of Incorporation of the Company, as amended, restated, modified or supplemented to date.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

“Expiration Time” means earliest time at which one or more of the following occurs: (a) the receipt of the Requisite Stockholder Approval, or (b) the termination of the Merger Agreement in accordance with its terms.

“Permitted Transfer” means (a) a Transfer of one or more Shares by the Stockholder to any of his or her Affiliates or (b) a Transfer of one or more Shares by the Stockholder to any other Person to whom Parent has consented in advance in writing (which consent will not be unreasonably withheld) and, in each case, who complies with clause (y) below, provided that (x) in the case of clause (a) such Affiliate shall remain an Affiliate of the Stockholder at all times following such Transfer and shall agree in the instrument of assignment to Transfer any all Shares to the Stockholder if and at any time such transferee is no longer an Affiliate of the Stockholder, and (y) in the case of both clauses (a) and (b), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of the Stockholder’s obligations hereunder in respect of the Shares subject to such Transfer and to be bound by the terms of this Agreement with respect to such Shares to the same extent as the Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and the Shares as the Stockholder shall have made hereunder, and the Stockholder will be responsible for any breach by the transferee of such agreement.

“Representatives” means, with respect to a Person, such Person’s Affiliates and its and their respective agents, advisors, successors and permitted assigns and, if a Person is an entity, such Person’s officers and directors.

“Transfer” means, directly or indirectly, to purchase, sell, transfer, assign, pledge, encumber with any Lien, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or purchase, sale, transfer, assignment, pledge, Lien, hypothecation or similar disposition of (including by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II
VOTING

Section 2.01    Agreement To Vote. At all times during the period commencing with the execution and delivery of this Agreement and until the termination of this Agreement in accordance with Section 5.01 of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in any written action in lieu thereof, in each case in his, her or its capacity as a holder of Shares and to the fullest extent entitled to vote thereon or consent thereto, to:

(a)    appear, in person or by proxy, at each such meeting of the stockholders of Company (or otherwise cause the applicable Shares to be counted as present thereat for purposes of calculating a quorum); and

(b)    vote or provide consent (or cause to be voted), in person or by proxy, all of the Shares: (i) in favor of the approval of the Merger and the other transactions contemplated by the Merger Agreement, in each case, subject to and on the terms and conditions of the Merger Agreement, and any and all other agreements, instruments or documents (in each case, as may be amended or restated from time to time) or actions or transactions contemplated by the Merger Agreement; (ii) against any action or agreement that would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement; (iii) against any Acquisition Proposal (other than the Merger and the Transactions) (iv) against any amendment to the Articles of Incorporation or the bylaws of the Company (as amended or restated), or any reorganization, recapitalization, sale of all or substantially all of the assets, liquidation or winding up of, or other extraordinary transaction involving, the Company or any of its Subsidiaries, (v) against any proposal, amendment, matter or agreement that would in any manner impede, frustrate, prevent or nullify this Agreement or the Merger Agreement, the Merger, or any of the other transactions or agreements contemplated thereby, or change in any manner the voting rights of any class of Common Stock, or (vi) any other matter relating to, or in connection with, any of the foregoing matters described in clauses (i) through (v).

Section 2.02    No Inconsistent Agreements; Other Covenants.

(a)    The Stockholder hereby covenants and agrees that, except for this Agreement, neither the Stockholder nor any of his, her or its Affiliates (i) has deposited or shall deposit any of the Shares in a voting trust, or has entered into, or shall enter into at any time while the Merger Agreement remains in effect, any voting agreement or any other agreement or arrangement with any Person limiting or affecting the Stockholder’s legal power, authority or right to vote the Shares in accordance with this Agreement, (ii) has granted, or shall grant at any time while the Merger Agreement remains in effect, a proxy, consent or power of attorney with respect to the Shares (except pursuant to any irrevocable proxy in form and substance reasonably satisfactory to Parent delivered to the Company directing that the Shares be voted in accordance with Section 2.01), or (iii) has taken or shall take any action that would have the effect of making any representation or warranty of the Stockholder contained herein untrue or incorrect or delaying, preventing or disabling the Stockholder from performing any of his or her obligations under this Agreement; provided, however, that this Section 2.02 shall not preclude the Stockholder from Transferring Shares pursuant to a Permitted Transfer.

(b)    The Stockholder understands and agrees that if the Stockholder attempts to vote or provide any other Person with the authority to vote any of the Shares other than in compliance with this Agreement, the Company shall not, and Stockholder hereby unconditionally and irrevocably instructs the Company not to, record such vote, in each case, unless and until Stockholder shall have complied with the terms of this Agreement.

(c)    Stockholder and its Affiliates shall not, and shall use their reasonable best efforts to cause their respective Representatives not to, directly or indirectly, (i) take any action to solicit or initiate any Acquisition Proposal, or (ii) engage in negotiations with, disclose any nonpublic information relating to the Company or any of its Subsidiaries to, or afford access to the properties, books or records of the Company or any of its Subsidiaries to, any Person that may be considering making, or has made, an Acquisition Proposal or has agreed to endorse an Acquisition Proposal. The Stockholder will promptly notify Parent and the Company after receipt of an Acquisition Proposal or any indication that any Person is considering making an Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person that may be considering making, or has made, an Acquisition Proposal, and will keep Parent and the Company fully informed of the status and details of any such Acquisition Proposal, indication or request.

Section 2.03    Grant of Irrevocable Proxy.

(a)    Until the termination of this Agreement in accordance with Section 5.01 of this Agreement, the Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, the Parent and each of its executive officers and any of them, in their capacities as officers of the Parent (the “Grantees”), as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of the Stockholder, to vote the Shares, to instruct nominees to vote the Shares, or grant a consent or approval or dissent or disapproval in respect of such Shares in accordance with this Article II hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of the stockholders of the Company at which any of the matters described in Article II hereof are to be considered.

(b)    The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.03 of this Agreement is given in connection with the consummation of the transactions described in the Merger Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 2-507 of the Maryland General Corporation Law. Notwithstanding this Section 2.03(b), the proxy granted by the Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.

(c)    The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. The Stockholder shall retain the right at all times to vote the Shares in the Stockholder’s sole discretion and without any other limitations on all matters other than those set forth in Section 2.01 of this Agreement that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

(d)    The Parent may terminate this proxy with respect to the Stockholder at any time at its sole election by written notice provided to the Stockholder.

Section 2.04    Revocation of Prior Proxies. The Stockholder hereby represents that all proxies, powers of attorney, instructions or other requests given by the Stockholder or any of his or her Affiliates prior to the execution of this Agreement in respect of the voting of the Shares, if any, are not irrevocable and the Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Shares.

Section 2.05    Voting Agreement Under Section 2-510.1 of the Maryland General Corporation Law. The Stockholder, the Company and Parent each respectively acknowledges and agrees that this Agreement is a voting agreement created in accordance with Section 2-510.1 of the Maryland General Corporation Law.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Stockholder hereby represents and warrants to Parent and the Company as follows as of the date hereof:

Section 3.01    Authorization; Validity of Agreement. The Stockholder, if not a natural person, (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (b) has the requisite corporate, company, partnership, limited liability company, trust or other power and authority to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder, if a natural person, has the requisite capacity and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the Merger and the other transactions contemplated by the Merger Agreement. This Agreement has been duly authorized (to the extent authorization is required), executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Stockholder enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.

Section 3.02    Ownership. Except for the Shares set forth on Exhibit A hereto, the Stockholder does not Beneficially Own any (a) other shares of Common Stock or other voting securities of the Company, (b) securities of the Company convertible into or exchangeable for shares of Common Stock, or (c) options or other rights to acquire from the Company any Common Stock, voting securities or other securities convertible into or exchangeable for Common Stock of the Company. Unless Transferred pursuant to a Permitted Transfer, (a) the Shares are, and all of the Shares during the term of this Agreement will be, Beneficially Owned by the Stockholder and owned of record by the Stockholder, and (b) the Stockholder has good and valid title to the Shares, free and clear of any Liens other than pursuant to this Agreement or the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to restrictions upon the trading of securities under applicable securities laws. As of the date hereof, the Shares constitute all of the Shares Beneficially Owned or owned of record by the Stockholder or his or her controlled Affiliates. Unless Transferred pursuant to a Permitted Transfer, the Stockholder has and will have at all times during the term of this Agreement sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II and Article IV, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Shares and with respect to all of the Shares at all times during the term of this Agreement.

Section 3.03    No Violation. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his, her or its obligations hereunder and the consummation of the Merger and the other transactions contemplated by the Merger Agreement will not, (a) conflict with or violate the terms of the Merger Agreement or any applicable Law, or, if the Stockholder is not a natural person, the Stockholder’s organizational documents, or (b) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by the Stockholder under, in each case, any provision of any agreement or other instrument binding upon the Stockholder, or result in the creation of any Lien upon any Share (other than the Liens contemplated by this Agreement).

Section 3.04    Absence of Litigation. As of the date hereof, there is no Action pending or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder and/or any of his, her or its Affiliates before (or, in the case of threatened Actions, that would be before) any arbitrator or Governmental Entity, that has had or would reasonably be expected to impair the ability of the Stockholder to perform his, her or its obligations hereunder.

Section 3.05    Adequate Information. The Stockholder is a sophisticated holder with respect to the Shares and has adequate information concerning the Merger and the other transaction contemplated by the Merger Agreement and concerning the business and financial condition of the Company and Parent to make an informed decision regarding the matters referred to herein and has independently, without reliance upon the Company, Parent, any of their Affiliates or any of the respective Representatives of the foregoing, and based on such information as the Stockholder has deemed appropriate, made the Stockholder’s own analysis and decision to enter into this Agreement.

Section 3.06    Merger Agreement. The Stockholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

Section 3.07    Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

Section 3.08    Reliance by Parent and Company. The Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by the Stockholder and the representations and warranties of the Stockholder contained herein. The Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated by the Merger Agreement.

Section 3.09    No Other Representations and Warranties. The Stockholder acknowledges and agrees that neither Parent, nor the Company or any other Person is making or has made to the Stockholder any representations or warranties, expressed or implied, at law or in equity, with respect to or on behalf of Parent, the Company or their respective Subsidiaries, or the accuracy or completeness of any information regarding Parent, the Company or their respective Subsidiaries or any other matter furnished or provided to the Stockholder or made available to the Stockholder in any form in expectation of, or in connection with, this Agreement or the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder specifically disclaims that it is relying upon or has relied upon any such representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent, the Company and their respective Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE IV
OTHER COVENANTS

Section 4.01    Prohibition On Transfers; Other Restrictions. Until the termination of this Agreement in accordance with Section 5.01, the Stockholder agrees that it shall not Transfer any of the Shares, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is a Permitted Transfer. The Stockholder agrees that it shall not, and shall not permit any Affiliate to, (i) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (ii) take any action that could restrict or otherwise affect the Stockholder legal power, authority and right to comply with and perform his or her covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. Neither the Stockholder nor any of his, her or its Affiliates or Representatives shall request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any of the Shares, and the Stockholder hereby consents, and will cause his or her Affiliates and/or Representatives to consent, to the entry of stop transfer instructions by the Company of any transfer of the Shares, unless such transfer is a Permitted Transfer.

Section 4.02    Stock Dividends, Etc. In the event of any change in the Common Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar change in capitalization, the term “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.03    Terms of the Merger Agreement. Notwithstanding anything herein to the contrary, the Stockholder acknowledges and agrees that it is not a party to the Merger Agreement and it has no rights under any provision thereof, except for the Stockholder’s rights on the terms and conditions set forth therein, to receive the Merger Consideration with respect to the Shares that it Beneficially Owns pursuant to the Merger Agreement.

Section 4.04    Spousal Consent. Concurrently with the execution of this Agreement, if the Stockholder is a natural person that is lawfully married, the Stockholder shall deliver to Parent a Spousal Consent in the form of Exhibit B attached hereto, duly executed by the Stockholder’s spouse.

Section 4.05    Waiver. The Stockholder, on its own behalf and on behalf of its heirs, beneficiaries, successors and assigns (as applicable), hereby waives and releases the Company and Parent, each their respective subsidiaries and affiliates and each of their respective predecessors, successors and assigns, of and from any and all claims, directly or indirectly, arising out of or relating to any inaccuracy contained in (or omission from) the terms of the Class B Common Stock contained in the Articles of Incorporation or otherwise, including, without limitation, any such claims in respect of the Company’s statements contained in (or omissions from) its filings or other documents furnished to or filed with the U.S. Securities and Exchange Commission.

ARTICLE V
MISCELLANEOUS

Section 5.01    Termination. This Agreement shall remain in effect until the Expiration Time, at which time it shall expire unless earlier terminated by written agreement of the parties hereto. Upon the expiration or earlier termination of this Agreement, neither party hereto shall have any further obligations or liabilities hereunder; provided that (a) nothing in this Agreement shall, in case of any expiration or termination of this Agreement prior to receipt of the Requisite Stockholder Approval, relieve any party hereto from any liability to any other party arising out of or in connection with any breach of this Agreement prior to such expiration or termination and (b) this Article V shall survive any expiration or termination of this Agreement.

Section 5.02    No Agreement As Director or Officer. Notwithstanding any provision in this Agreement to the contrary, (a) if the Stockholder is a director or executive officer of the Company, nothing in this Agreement shall limit or restrict the Stockholder in his or her capacity as a director or executive officer of the Company from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter, and (b) the taking of any actions (or any failures to act) by the Stockholder in his or her capacity as a director or executive officer of the Company shall not be deemed to constitute a breach of this Agreement. Stockholder is entering into this Agreement solely in Stockholder’s capacity as a record holder and/or Beneficial Owner, as applicable, of Shares and not in Stockholder’s capacity as an officer or director of the Company.

Section 5.03    No Ownership Interest. The Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration, which includes, without limitation, subject to and in accordance with the terms and conditions of the Merger Agreement, the Merger Consideration and the Extraordinary Dividend. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Shares (including, without limitation, , subject to and in accordance with the terms and conditions of the Merger Agreement, the Merger Consideration and the Extraordinary Dividend) shall remain vested in and belong to the Stockholder and his or her applicable controlled Affiliates, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant the Company or Parent any power, sole or shared, to direct or control the voting or disposition of any of the Shares.

Section 5.04    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given:

(i)	if to Parent to:

Bowlero Corp.
222 West 44th Street
New York, NY 10036
Attention: Brett I. Parker
Facsimile: 212.777.5749
Email: bparker@bowlmor.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, NY 10020-1104
Attention: James Meade
Facsimile: 212.884.8681
Email: james.meade@us.dlapiper.com

(ii)	if to the Company to:

Bowl America Incorporated
6446 Edsall Road
Alexandria VA 22312
Attention: Cheryl A. Dragoo
Facsimile: 703 256 2430
Email:

with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
One Independent Drive, Suite 1300
Jacksonville, FL 32202
Attention: John Wolfel
Facsimile: 904.359.8700
Email: jwolfel@foley.com

and

(iii)    if to the Stockholder to the address given on the signature page hereto, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 5.05    Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles, Sections, or Exhibits, such reference shall be to an Article or Section of, or Exhibit to, this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “the date hereof” shall mean the date of this Agreement. All references to “dollars” or “$” in this Agreement are to United States dollars. This Agreement shall not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any applicable Law. References to any statute or regulation refer to such statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and references to any section of any statute or regulation include any successor to such section.

Section 5.06    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments or by DocuSign or a similar electronic signature, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by each of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each of the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.07    Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or attached hereto or thereto, constitute the entire agreement between the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

Section 5.08    Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial.

(a)    This Agreement shall be governed by and construed in accordance with the Laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule. Each party hereto stipulates that any dispute or disagreement between or among any of the parties hereto as to the interpretation of any provision of, or the performance of obligations under, this Agreement shall be commenced and prosecuted in its entirety in, and consents to the exclusive jurisdiction and proper venue of, the state courts of Maryland or any federal court located in the State of Maryland, and each party hereto consents to personal and subject matter jurisdiction and venue in such courts and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason. The parties hereto acknowledge that all directions issued by the forum court, including all injunctions and other decrees, will be binding and enforceable in all jurisdictions and countries.

(b)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE OTHER TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08(b).

Section 5.09    Amendment; Waiver.

(a)    Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

Section 5.10    Remedies. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (i) for any breach of the provisions of this Agreement or (ii) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except to the extent this Agreement is terminated in accordance with Section 5.01, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties further agree that (x) by seeking the remedies provided for in this Section 5.10, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including monetary damages and (y) nothing contained in this Section 5.10 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 5.10 before pursuing damages nor shall the commencement of any action pursuant to this Section 5.10 or anything contained in this Section 5.10 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 5.01 or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 5.11    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.12    Successors And Assigns; Third Party Beneficiaries. Other than to a transferee pursuant to a Permitted Transfer (which, for the avoidance of doubt, will not relieve the Stockholder of his or her obligations hereunder), neither this Agreement nor any of the rights, interests or obligations contained herein shall be assigned by a party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 5.13    Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.14    No Effect on Other Agreements. Nothing in this Agreement shall be deemed to be an amendment or modification of the Articles of Incorporation, or a waiver of any right or remedy of the Company thereunder, all of which are hereby reserved in their entirety.

SECTION 5.15      WAIVER OF CERTAIN CLAIMS. THE STOCKHOLDER HEREBY (I) WAIVES, AND AGREES NOT TO EXERCISE OR ASSERT, ANY APPRAISAL OR SIMILAR RIGHTS (INCLUDING UNDER SECTION 3-201 ET SEQ. OF THE MGCL) IN CONNECTION WITH THE MERGER, IN EACH CASE IF AND TO THE EXTENT APPLICABLE, AND (II) AGREES (A) NOT TO COMMENCE OR PARTICIPATE IN AND (B) TO TAKE ALL ACTIONS NECESSARY TO OPT OUT OF ANY CLASS IN ANY CLASS ACTION WITH RESPECT TO ANY CLAIM, DERIVATIVE OR OTHERWISE, AGAINST PARENT, MERGER SUB, THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES RELATING TO THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE MERGER AGREEMENT OR THE CONSUMMATION OF THE TRANSACTIONS, INCLUDING ANY CLAIM (1) CHALLENGING THE VALIDITY OF, OR SEEKING TO ENJOIN THE OPERATION OF, ANY PROVISION OF THIS AGREEMENT OR THE MERGER AGREEMENT OR (2) ALLEGING A BREACH OF ANY DUTY OF THE BOARD OF DIRECTORS OF THE COMPANY OR THE ESOP TRUSTEE IN CONNECTION WITH THE EVALUATION, NEGOTIATION, OR ENTRY INTO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (IT BEING UNDERSTOOD THAT NOTHING IN THIS SECTION SHALL RESTRICT OR PROHIBIT THE STOCKHOLDER FROM ASSERTING COUNTERCLAIMS OR DEFENSES IN ANY PROCEEDING BROUGHT OR CLAIMS ASSERTED AGAINST IT BY PARENT, MERGER SUB, THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES RELATING TO THIS AGREEMENT OR THE MERGER AGREEMENT OR THE TRANSACTIONS, OR FROM ENFORCING ITS RIGHTS UNDER THIS AGREEMENT).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

PARENT:

BOWLERO CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

THE COMPANY:

BOWL AMERICA INCORPORATED

By:
Name: Cheryl Dragoo
Title: Chief Executive Officer

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

STOCKHOLDER:

Name: [●]

Notice Information (pursuant to Section 5.04 of this Agreement):

Name:	[●]
Address:	[●]
[●]
Attn:	[●]
Email:	[●]

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

EXHIBIT A

SHARES

Shares of Class A Common Stock:	[●]
Shares of Class B Common Stock:	[●]

EXHIBIT B

SPOUSAL CONSENT

In connection with, and consideration of, the execution of (1) the Agreement and Plan of Merger, dated as of the date hereof (as may be amended or restated from time to time, the “Merger Agreement”), by and between Bowl America Incorporated, a Maryland corporation (the “Company”), Bowlero Corp., a Delaware corporation (“Parent”), and Potomac Merger Sub, Inc., a Maryland corporation and a direct, wholly owned Subsidiary of Parent, and (2) the foregoing Voting and Support Agreement (the “Voting Agreement”), by and among [________________] (the “Stockholder”) and the other parties thereto, I, [_____________],the spouse of the Stockholder, do hereby confirm that:

(a)    I understand that pursuant to the Merger Agreement the Shares in which I may have an interest will be converted into the right to receive the Merger Consideration and Extraordinary Dividend (as each such term is defined in the Merger Agreement), subject to, and in accordance with, the terms and conditions of the Merger Agreement;

(b)    I understand that the consummation of the Merger (as defined in the Merger Agreement) is conditioned on, among other things, receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement), and that, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into the Voting Agreement and abide by the covenants and obligations set forth therein;

(c)    I have read and approve of the provisions of the Voting Agreement;

(d)    I join with my spouse in executing the Voting Agreement;

(e)    I agree to be bound by and accept the provisions of the Voting Agreement; and

(f)    I agree that any interest I may have in the Shares being voted and obligated by the Stockholder pursuant to the Voting Agreement, whether the interest may be community property, marital interest or otherwise, shall be similarly bound by the Voting Agreement in all respects.

I am aware that the legal, financial and related matters contained in the Merger Agreement and the Voting Agreement are complex and that I am free to seek independent professional guidance or legal counsel with respect to this spousal consent. I have either sought such guidance or counsel or determined after reviewing the Voting Agreement carefully to waive such right voluntarily.

Acknowledged and agreed this _____ day of ______________________, 2021.

(signature)

Name:
(please print)

[SPOUSAL CONSENT TO VOTING AND SUPPORT AGREEMENT]